SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 January 9, 2004


                           PHSB Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




        Pennsylvania                  0-33419               25-1894708
----------------------------       --------------  ----------------------------
(State or other jurisdiction       (SEC File No.)  (IRS Employer Identification
      of incorporation)                                      Number)


744 Shenango Road, Beaver Falls, Pennsylvania                      15010
---------------------------------------------                      -----
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:           (724) 846-7300
                                                              --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
-------  ------------

         On January 9, 2004, PHSB Financial Corporation issued a press release to report the declaration of a quarterly cash dividend of $.20 per share, an increase of $.10 from the last regular quarterly dividend. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

Item 7.  Exhibits
-------  --------

(c)      Exhibits

         Exhibit 99 -- Press Release, dated January 9, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             PHSB FINANCIAL CORPORATION




Date:    January 9, 2004                     By:      /s/Richard E. Canonge
                                                      --------------------------
                                                      Richard E. Canonge
                                                      Chief Financial Officer